UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2016

Manitowoc Foodservice, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-37548	47-4625716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2227 Welbilt Boulevard, New Port Richey, Florida 34655
(Address of principal executive offices including zip code)

(727) 853-3079
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On March 28, 2016, Manitowoc Foodservice, Inc. (“MFS”) and The Manitowoc Company, Inc. (“MTW”) amended certain provisions of the Employee Matters Agreement, effective as of March 4, 2016, by and between MTW and MFS (the “Agreement”), relating to the adjustment of outstanding stock options in connection with the separation of the business of MFS and its subsidiaries from MTW (the “Spin-Off”) that occurred on March 4, 2016 (the “Effective Date”) to better reflect the intention of the parties.

In connection with the Spin-Off, each then outstanding option to purchase shares of common stock of MTW was deemed bifurcated into two separate awards: (1) a modified stock option relating to MTW common stock; and (2) a new stock option relating to MFS common stock. Each of the stock options was generally subject to the same terms and conditions after the Spin-Off as the terms and conditions applicable to the original MTW stock option prior to the Spin-Off. However, the per-share exercise price for each modified stock option award covering MTW common stock and each new stock option award covering MFS common stock was to be adjusted or established so that the two awards, together, retained, in the aggregate, the same intrinsic value as the original MTW stock option immediately prior to the Spin-Off.

Under the Agreement prior to the amendment, the adjusted per-share exercise prices of the stock options following the Spin-Off were to be determined on the basis of the volume-weighted average trading prices of MTW and MFS over two 20 trading day periods that were not concurrent. Under the Agreement as amended, the adjusted per-share exercise prices of the stock options following the Spin-Off will instead be determined using a single 10 trading day period ending immediately prior to the Spin-Off. MTW and MFS chose to use the modified adjustment methodology to ensure that the adjusted per-share exercise prices more closely preserved the intrinsic value of the stock options as measured immediately prior to the Spin-Off.

The amendment to the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(10.1)	Amendment, dated March 28, 2016, to the Employee Matters Agreement, effective as of March 4, 2016, by and between The Manitowoc Company, Inc. and Manitowoc Foodservice, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MANITOWOC FOODSERVICE, INC.
(Registrant)

DATE: March 28, 2016	/s/ Maurice D. Jones
Maurice D. Jones
Senior Vice President, General Counsel and Secretary

MANITOWOC FOODSERVICE, INC.

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of March 28, 2016

Exhibit No.	Description

(10.1)	Amendment, dated March 28, 2016, to the Employee Matters Agreement, effective as of March 4, 2016, by and between The Manitowoc Company, Inc. and Manitowoc Foodservice, Inc.